Exhibit 1
AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Pharmasset, Inc.

This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

EXECUTED this 12th day of February, 2008.

Lumira Capital Corp.

By:	/s/	Graysanne Bedell	By:	/s/	Stephen Cummings

Name:		Graysanne Bedell	Name:		Stephen Cummings
Title:		Vice-President, Legal, & Secretary	Title:		Chief Financial Officer

Lumira Capital Management Corp.

By:	/s/	Graysanne Bedell	By:	/s/	Stephen Cummings

Name:		Graysanne Bedell	Name:		Stephen Cummings
Title:		Vice-President, Legal, & Secretary	Title:		Vice-President, Finance

Lumira Capital I Limited Partnership, by its General Partner, Lumira Capital I (GP) Inc.

By:	/s/	Graysanne Bedell	By:	/s/	Stephen Cummings

Name:		Graysanne Bedell	Name:		Stephen Cummings
Title:		Vice-President & Secretary	Title:		Chief Financial Officer

Lumira Capital I (GP) Inc.

By:	/s/	Graysanne Bedell	By:	/s/	Stephen Cummings

Name:		Graysanne Bedell	Name:		Stephen Cummings
Title:		Vice-President & Secretary	Title:		Chief Financial Officer

Lumira Capital I Quebec Limited Partnership, by its General Partner, Lumira Capital I (QGP) Inc.

By:	/s/	Graysanne Bedell	By:	/s/	Stephen Cummings

Name:		Graysanne Bedell	Name:		Stephen Cummings
Title:		Vice-President & Secretary	Title:		Vice-President, Finance

Lumira Capital I (QGP) Inc.

By:	/s/	Graysanne Bedell	By:	/s/	Stephen Cummings

Name:		Graysanne Bedell	Name:		Stephen Cummings
Title:		Vice-President & Secretary	Title:		Vice-President, Finance

MLII Co-Investment Fund NC Limited Partnership, by its General Partner, MLII (NCGP) Inc.

By:	/s/	Graysanne Bedell	By:	/s/	Stephen Cummings

Name:		Graysanne Bedell	Name:		Stephen Cummings
Title:		Vice-President & Secretary	Title:		Vice-President, Finance

MLII (NCGP) Inc.

By:	/s/	Graysanne Bedell	By:	/s/	Stephen Cummings

Name:		Graysanne Bedell	Name:		Stephen Cummings
Title:		Vice-President & Secretary	Title:		Vice-President, Finance